UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

Broadview Institute, Inc.
 (Exact name of registrant as specified in its charter)

Minnesota	41-06417	41-0641789
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4455 West 77th Street Minneapolis, Minnesota	55435
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 332-8053

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2007, Broadview Institute, Inc. issued a press release announcing its financial results for the second quarter for the fiscal year ended March 31, 2008. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1	Press Release dated November 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2007

BROADVIEW INSTITUTE, INC.

By /s/ LAURENCE ZIPKIN
Laurence Zipkin
COO

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BROADVIEW INSTITUTE, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report: November 14, 2007	CommissionFileNo.: 0-8508

EXHIBIT NO.	ITEM
99.1	Press Release dated November 14, 2007